UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________________________________
FORM 8-K
___________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

December 10, 2025

Date of Report (Date of earliest event reported)
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Elevance Health, Inc.
(Exact name of registrant as specified in its charter)
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Indiana	001-16751	35-2145715
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)
220 Virginia Ave
Indianapolis, IN 46204
(Address of principal executive offices and zip code)
(833) 401-1577
(Registrant's telephone number, including area code)
________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, Par Value $0.01	ELV	NYSE
Indicate by check mark whether the registrant is an emerging growth company as defined Rule 405 of the Securities Act (§230.405 of this chapter) or Rule 12b-2 of the Exchange Act (§240.12b-2 of this chapter).
Emerging growth company    ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 10, 2025, the Board of Directors (the “Board”) of Elevance Health, Inc. (the “Company”) elected Amy W. Schulman to serve as an independent director effective January 12, 2026, with a term expiring at the Company’s 2028 annual meeting of shareholders. The Board also appointed Ms. Schulman to its Audit and Finance Committees.

There is no arrangement or understanding between Ms. Schulman and any other person pursuant to which she was elected to the Board, and Ms. Schulman has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K of the Securities Exchange Act of 1934, as amended. The Board has determined that Ms. Schulman qualifies as an "independent director" as defined by the NYSE's listing standards and the Company's director independence guidelines, and as an “audit committee financial expert” as defined by the Securities and Exchange Commission regulations.

Ms. Schulman will receive compensation for her services as a director in accordance with the Company’s standard compensation program for non-employee directors, which is filed as Exhibit 10.7 to the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2025.

A copy of the Company’s press release announcing Ms. Schulman's election is furnished herewith as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No	Exhibit
99.1	Press Release, dated December 10, 2025, announcing the election of Amy W. Schulman to the Elevance Health, Inc. Board of Directors.
104	Cover Page Interactive Data File (embedded within the Inline XBRL doc)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized on this 10th day of December, 2025.

ELEVANCE HEALTH, INC.

By:	/s/ Kathleen S. Kiefer
Name:	Kathleen S. Kiefer
Title:	Chief Governance Officer and Corporate Secretary